SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 1998


                    DAIN RAUSCHER CORPORATION
                    -------------------------
     (Exact name of registrant as specified in its charter)


        Delaware                   1-8186          41-1228350
        --------                   ------          ----------
(State or other jurisdiction (Commission file) (IRS employer
     of incorporation)                        identification No.)

             Dain Rauscher Plaza, 60 South Sixth Street,
                        Minneapolis, Minnesota
             -------------------------------------------
              (Address of principal executive offices)

Registrant's telephone number, including area code: (612)371-7750

                         Not Applicable
                         --------------
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

(a) On March 31, 1998, pursuant to an Agreement and Plan of Merger, dated as of February 8, 1998 (the "Merger Agreement") among Dain Rauscher Corporation ("DRC"), Dain Rauscher Incorporated, a wholly owned subsidiary of DRC ("DRI"), DRI Buyer Sub, LLC, a wholly owned subsidiary of DRI ("Buyer Sub"), Wessels, Arnold & Henderson Group, L.L.C. ("WAH Group") and Wessels, Arnold & Henderson, L.L.C. ("WAH"), Buyer Sub and WAH Group were merged with and into WAH (the "Merger") and WAH became a wholly owned subsidiary of DRI. On April 6, 1998 WAH was merged with and into DRI and ceased to exist as a separate entity. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Consideration was negotiated at arms' length by the parties to the Merger Agreement. Prior the to Merger, the holders of limited liability company interests in WAH Group and WAH were not affiliated with
     DRC, DRI or Buyer Sub .  The Merger will be accounted for
     as a purchase. The total consideration payable to the holders of outstanding limited liability company interests of WAH Group and WAH (except for interests of WAH held by WAH Group, which were canceled) consisted of $120 million in cash and $30 million aggregate principal amount in five-year zero coupon subordinated debentures of DRC (collectively, the "Merger Consideration"). The cash used in the transaction came from the following sources: $80 million from a subordinated loan by and between DRI, as borrower, and U.S. Bank National Association, Norwest Bank Minnesota, N.A., The Chase Manhattan Bank and The Bank of New York, as lenders; and $40 million from internally generated sources.

(b) The assets of WAH Group and WAH consist primarily of cash, accounts receivable, securities inventory, prepaid expenses and other current assets, property and equipment and investments in affiliates. WAH utilized its assets to provide a comprehensive range of investment banking and institutional equity sales, trading and research services. DRI intends to use the assets of WAH's business substantially as previously used.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired

     The required combined financial statements of WAH Group and WAH are not included in this Current Report on Form 8-K. These combined financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than June 14, 1998.

(b)  Pro Forma Financial Information

     The required pro forma combined financial information relative to the acquisition of WAH Group and WAH is not included in this Current Report on Form 8-K. The pro forma combined financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than June 14, 1998.

(c)  Exhibits

Exhibit No.  Description
-----------  -----------
  2.1        Agreement and Plan of Merger, dated
             February 8, 1998 among Dain Rauscher
             Corporation, Dain Rauscher Incorporated
             and Wessels, Arnold & Henderson Group,
             L.L.C. and Wessels, Arnold & Henderson, LLC.

  4.1        Form of Dain Rauscher Corporation
             Subordinated Debenture

  4.2        Form of Dain Rauscher Corporation Stock
             Option Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 1998     DAIN RAUSCHER CORPORATION
       --------------
                          By:  John C. Appel
                               -----------------------------------------
                               John C. Appel
                               Vice Chairman and Chief Financial Officer


                         INDEX TO EXHIBITS

Exhibit
Number   Item
------   ----

2.1 Agreement and Plan of Merger, dated February 8, 1998 among Dain Rauscher Corporation, Dain Rauscher Incorporated and Wessels, Arnold & Henderson Group, L.L.C. and Wessels, Arnold & Henderson, L.L.C.

4.1     Form of Dain Rauscher Corporation Subordinated
        Debenture

4.2     Form of Dain Rauscher Corporation Stock Option
        Agreement